UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 2, Omaha, Nebraska   68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

7/31

Date of reporting period: 7/31/12

Item 1.  Reports to Stockholders.

  Annual Report

  July 31, 2012

1-877-464-3111

www.thebetafund.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders.

We are very proud of what we have accomplished so far this year. The GMG Defensive Beta Fund turned three years old in late August, and as a result, we have received our official Morningstar Rating. We are particularly pleased with our relative performance within our peer group. (Please visit Morningstar.com for more information and peer ranking information, which is located towards the left side, half-way down the page).

As a result of our overall success, along with the future growth we are expecting, we are very pleased to pre-announce that, as you will see in the December 1, 2012 prospectus, we will be lowering our management fees and overall fees by the fund by ¼%, effective 12/1/12.

The 1 year period ending July 31, 2012 certainly had plenty of challenges for investors and fund managers. In August and September 2011, the S&P 500 declined nearly 20% from peak to trough – a difficult start for any 1-year period. As a result, the GMG Defensive Beta Fund only gained 1.19% for the 1-year period ending July 31, 2012, compared to a near 8% gain for the S&P 500 over the same period. Nearly all of the relative underperformance came as a result of our commodity exposure during the month of September 2011. The rapid decline in Oil prices, as well as gold and agricultural prices – although temporary – harmed performance significantly. None-the-less, we are pleased to report that all portions of the portfolio, in terms of asset allocation, performed as expected. More significantly, since late 2011, the portfolio has outperformed the majority of the funds in its peer group.

Looking ahead, we believe the portfolio is well positioned. Late last year, we incorporated additional risk management tool to help us evaluate various risk factors within the portfolio. These measures have worked well. In late 2011, we were among the few and the first to call for a 10% plus rally in the S&P 500 for 2012 (as published on Forbes.com and CNN Money.com Dec. 2011). The recent rally, since the June 4th 2012 lows, has been prompted by hopes and ultimately the delivery of further monetary policy easing. The US Federal Reserve has embarked on what some are calling QE Infinity, while the European Central Bank as announced similar endless funding commitments to support its economy. China too has pledge to revive growth with additional stimulus. We anticipate the push and pull between Central Bank manipulation and market fundamentals to remain central to 2013, and as such expect increasing market volatility.

Everyone at Montebello Partners, LLC is proud of the work we have done on behalf of you, our clients, and reiterate our pledge that we will continue to work diligently and tirelessly to provide you with best in class customer service and high quality money management services.

Sincerely,

Oliver Pursche

Managing Member / General Partner

1454-NLD-9/27/2012

GMG Defensive Beta Fund
PORTFOLIO REVIEW
July 31, 2012 (Unaudited)

The Fund's performance figures* for the period ended July 31, 2012, as compared to its benchmark:
			Since Inception** -
	Six Months	One Year	July 31, 2012
GMG Defensive Beta Fund	2.19%	-0.13%	4.24%
S&P 500 Total Return Index	6.25%	9.13%	14.06%

The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.   Performance figures for periods greater than 1 year are annualized. For performance information current to the most recent month-end, please call 1-877-464-3111.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.
** Inception date is September 1, 2009.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry Sector/Asset Class	% of Net Assets
Exchange Traded Funds and Notes – Commodity	9.4%
Pharmaceuticals	8.6%
Computers	8.5%
Telecommunications	8.0%
Retail	6.8%
Exchange Traded Funds and Notes – Equity	6.7%
Oil & Gas	5.2%
Internet	4.2%
Machinery-Construction & Mining	3.9%
Areospace/Defense	3.4%
Other / Cash & Cash Equivalents	35.3%
100.0%

GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
July 31, 2012
	Shares		Value
		COMMON STOCK - 68.2%
		AEROSPACE/DEFENSE - 3.4%
	5,550	Boeing Co. (The )	$ 410,201
	4,500	United Technologies Corp.	334,980
			745,181
		BANKS - 1.2%
	900	Goldman Sachs Group, Inc. (The)	90,810
	4,500	JPMorgan Chase & Co.	162,000
			252,810
		BEVERAGES - 3.3%
	6,750	Molson Coors Brewing Co.	285,660
	5,775	PepsiCo, Inc. (NC)	420,016
			705,676
		CHEMICALS - 1.7%
	4,400	Monsanto Co.	376,728

		COMPUTERS - 8.5%
	1,200	Apple, Inc. *	732,912
	16,600	EMC Corp. (MA) *	435,086
	3,430	International Business Machines Corp.	672,211
			1,840,209
		COSMETICS/PERSONAL CARE - 1.6%
	5,300	Procter & Gamble Co. (The)	342,062

		DIVERSIFIED FINANCIAL SERVICE - 2.7%
	4,550	Visa, Inc.	587,269

		FOREST PRODUCTS - 1.3%
	8,750	International Paper Co.	287,088

		HOUSEHOLD PRODUCTS/WARES - 1.7%
	6,900	Tupperware Brands Corp.	361,698

		INTERNET - 4.2%
	1,800	Amazon.com Inc. *	419,940
	770	Google, Inc. - Cl. A *	487,387
			907,327

See accompanying notes to consolidated financial statements.
GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2012
	Shares		Value
		MACHINERY-CONSTRUCTION & MINING - 3.9%
	5,130	Caterpillar, Inc.	$ 431,997
	5,300	Deere & Co.	407,146
			839,143
		OIL & GAS - 5.2%
	4,125	Apache Corp.	355,245
	6,050	Exxon Mobil Corp.	525,442
	5,500	Total SA	252,725
			1,133,412
		PHARMACEUTICALS - 8.6%
	8,000	Abbott Laboratories	530,480
	10,400	Express Scripts, Inc. *	602,576
	9,800	Merck & Co., Inc.	432,866
	5,000	Novartis AG	293,100
			1,859,022
		RETAIL - 6.8%
	10,150	CVS Caremark Corp.	459,288
	7,800	Dollar Tree, Inc. *	392,652
	4,800	McDonald's Corp.	428,928
	3,000	Yum! Brands, Inc.	194,520
			1,475,388
		SEMICONDUCTORS - 1.5%
	12,250	Intel Corp.	314,825

		SOFTWARE - 2.4%
	9,000	Adobe Systems, Inc. *	277,920
	3,450	Citrix Systems, Inc. *	250,746
			528,666
		TELECOMMUNICATIONS - 8.0%
	14,100	AT&T, Inc.	534,672
	21,200	Cisco Systems, Inc.	338,140
	7,000	Crown Castle International Corp. *	433,160
	9,600	Verizon Communications, Inc.	433,344
			1,739,316
		TRANSPORTATION - 2.2%
	21,100	CSX Corp.	484,034

		TOTAL COMMON STOCK
		(Cost $12,204,534)	14,779,854
See accompanying notes to consolidated financial statements.
GMG Defensive Beta Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
July 31, 2012
	Shares		Value
		EXCHANGE TRADED FUNDS AND NOTES - 17.2%
		COMMODITY - 9.4%
	3,000	ETFS Palladium Trust * +	$ 173,910
	1,200	ETFS Platinum Trust * +	167,352
	4,700	iPath Dow Jones-UBS Agriculture Subindex Total Return ETN * +	302,962
	3,000	iPath Dow Jones-UBS Copper Subindex Total Return ETN * +	130,170
	11,500	iShares Silver Trust * +	311,880
	5,000	PowerShares DB Agriculture Fund * +	150,550
	10,000	PowerShares DB Base Metals Fund * +	178,800
	8,000	PowerShares DB Energy Fund * +	212,000
	1,650	SPDR Gold Shares * +	258,291
	3,000	United States Natural Gas Fund LP * +	158,910
			2,044,825
		DEBT - 1.1%
	2,250	iShares Barclays 1-3 Year Credit Bond Fund	236,880

		EQUITY - 6.7%
	7,900	iShares Russell 2000 Index Fund +	618,965
	6,000	SPDR S&P 500 ETF Trust	826,260
			1,445,225
		TOTAL EXCHANGE TRADED FUNDS AND NOTES
		(Cost $3,680,460)	3,726,930

		SHORT-TERM INVESTMENTS - 15.0%
	3,262,177	HighMark Diversified Money Market Fund, to yield 0.02%**
		(Cost $3,262,177)	3,262,177

		TOTAL INVESTMENTS - 100.4% (Cost $19,147,171) (a)	$ 21,768,961
		OTHER ASSETS & LIABILITIES - (0.4)%	(88,892)
		TOTAL NET ASSETS - 100.0%	$ 21,680,069

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,397,594 and differs
	from market value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized Appreciation:	$ 2,935,499
		Unrealized Depreciation:	(564,132)
		Net Unrealized Appreciation:	$ 2,371,367
*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on July 31, 2012.
+	All or a portion of this investment is a holding of the GMG Commodity Fund Limited.

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
July 31, 2012

ASSETS
Investment securities:
At cost	$ 19,147,171
At value	$ 21,768,961
Cash	519,233
Dividends and interest receivable	28,716
Receivable for Fund shares sold	3,500
Prepaid expenses and other assets	14,039
TOTAL ASSETS	22,334,449

LIABILITIES
Payable for investments purchased	497,994
Fund shares repurchased	106,130
Investment advisory fees payable	11,542
Distribution (12b-1) fees payable	4,697
Fees payable to other affiliates	4,593
Accrued expenses and other liabilities	29,424
TOTAL LIABILITIES	654,380
NET ASSETS	$ 21,680,069

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 19,715,066
Undistributed net investment income	10,351
Accumulated net realized loss from security transactions and options transactions	(667,138)
Net unrealized appreciation of investments and options written	2,621,790
NET ASSETS	$ 21,680,069

Shares of beneficial interest outstanding	1,939,328

Net asset value (Net assets ÷ Shares outstanding) and
redemption price per share (a)	$ 11.18

(a) Redemptions made within 15 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended July 31, 2012

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $7,977)	$ 293,796
Interest	706
TOTAL INVESTMENT INCOME	294,502

EXPENSES
Investment advisory fees	255,472
Distribution (12b-1) fees	51,094
Administrative services fees	47,203
Registration fees	35,096
Professional fees	28,403
Accounting services fees	27,073
Transfer agent fees	23,065
Printing and postage expenses	10,028
Compliance officer fees	9,955
Trustees' fees and expenses	7,521
Custodian fees	5,014
Insurance expense	5,014
Other expenses	3,376
TOTAL EXPENSES	508,314

Less: Fees waived by the Advisor	(152,386)

NET EXPENSES	355,928
NET INVESTMENT LOSS	(61,426)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from security transactions	(225,245)
Net realized loss from purchased options	(168,046)
Net realized loss from options written	(34,634)
Net change in unrealized appreciation (depreciation) of investments	474,789
Net change in unrealized appreciation (depreciation) of options	36,014
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	82,878

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 21,452

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31,	July 31,
	2012	2011
FROM OPERATIONS
Net investment loss	$ (61,426)	$ (99,931)
Net realized gain (loss) from security transactions
and options transactions	(427,925)	135,102
Distributions of long-term capital gains from
underlying investment companies	-	9,668
Net change in unrealized appreciation (depreciation) of investments
and options written	510,803	2,395,499
Net increase in net assets resulting from operations	21,452	2,440,338

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(146,444)	-
From net realized gains	(37,792)	-
Net decrease in net assets from distributions to shareholders	(184,236)	-

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	6,055,151	7,415,787
Net asset value of shares issued in
reinvestment of distributions to shareholders	176,844	-
Redemption fee proceeds	1,464	1,327
Payments for shares redeemed	(4,797,512)	(4,039,880)
Net increase in net assets from shares of beneficial interest	1,435,947	3,377,234

TOTAL INCREASE IN NET ASSETS	1,273,163	5,817,572

NET ASSETS
Beginning of Period	20,406,906	14,589,334
End of Period*	$ 21,680,069	$ 20,406,906
* Includes undistributed net investment income of:	$ 10,351	$ 179,150

SHARE ACTIVITY
Shares Sold	559,661	674,032
Shares Reinvested	16,988	-
Shares Redeemed	(442,672)	(367,633)
Net increase in shares of beneficial interest outstanding	133,977	306,399

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the Year	For the Year	Period
	Ended	Ended	Ended
	July 31,	July 31,	July 31,
	2012	2011	2010 (1)
Net asset value,
beginning of period	$ 11.30	$ 9.73	$ 10.00

Activity from investment operations:
Net investment loss	(0.03)	(0.06)	(0.07)
Net realized and unrealized
gain (loss) on investments	0.01	1.63	(0.20)
Total from investment operations	(0.02)	1.57	(0.27)

Less distributions from:
Net investment income	(0.08)	-	-
Net realized gains	(0.02)	-	-
Total distributions	(0.10)	-	-

Paid-in-Capital from
Redemption Fees (8)	0.00	0.00	0.00

Net asset value, end of period	$ 11.18	$ 11.30	$ 9.73

Total return (2)	(0.13)%	16.14%	(2.70)%	(5)

Net assets, end of period (000s)	$ 21,680	$ 20,407	$ 14,589

Ratio of gross expenses to average
net assets (3)(6)	2.49%	2.69%	3.30%	(4)
Ratio of net expenses to average
net assets (6)	1.74%	1.81%	1.99%	(4)
Ratio of net investment loss
to average net assets (7)	(0.30)%	(0.56)%	(0.90)%	(4)

Portfolio Turnover Rate	30%	38%	46%	(5)

(1) The GMG Defensive Beta Fund commenced operations on September 1, 2009.
(2)	Total returns shown exclude the effect of applicable sales charges and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(4) Annualized.
(5) Not annualized.
(6)	Does not include the expenses of other investment companies in which the Fund invests.
(7)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(8) Amount represents less than $0.01 per share.

See accompanying notes to consolidated financial statements.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

July 31, 2012

1.

ORGANIZATION

The GMG Defensive Beta Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide long-term capital appreciation.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Options contracts listed on securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported bid price on the valuation date.   Index options and options not listed on a security exchange or board of trade shall be valued at the last reported bid price on the valuation date. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly.    The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of July 31, 2012 for the Fund’s assets and liabilities measured at fair value:

GMG Defensive Beta Fund
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$ 14,779,854	$ -	$ -	$ 14,779,854
Exchange Traded Funds and Notes	3,726,930	-	-	3,726,930
Money Market Funds	3,262,177	-	-	3,262,177
Total	$ 21,768,961	$ -	$ -	$ 21,768,961

There were no transfers into or out of Level 1 and Level 2 during the current period presented.   It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

*Refer to the Fund’s Consolidated Portfolio of Investments for industry classifications.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Consolidation of Subsidiaries – GMG Commodity Fund Limited* (GMG-CFC) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of GMG-CFC, a wholly-owned and controlled subsidiary.   All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

GMG-CFC utilizes commodity based Exchange Traded Funds, Exchange Traded Notes and derivative products to facilitate the Fund’s pursuit of its investment objective.   In accordance with its investment objective and through its exposure to the aforementioned commodity based products, GMG may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFC is as follows:

	Inception Date of CFC	CFC Net Assets at July 31, 2012	% of Fund Net Assets at July 31, 2012
GMG-CFC	1/7/2010	$ 3,735,122	17.23%

* Formerly GMG Fund Limited.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Cash and Cash Equivalents – Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund may maintain deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders.  Therefore, no provision for Federal income tax is required.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010 and 2011), or expected to be taken in the Fund’s 2012 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended July 31, 2012, the Fund had a loss of $168,046 on purchased options and this loss is included in the line item marked “Net realized loss from purchased options” on the Statement of Operations in this shareholder report.   The net change in unrealized appreciation (depreciation) on purchased options was $36,014 as of the period end and is included in the line marked “Net change in unrealized appreciation (depreciation) of options” on the Statement of Operations.

For the year ended July 31, 2012, the Fund had a loss of $34,634 on options written and this loss is included in the line item marked “Net realized loss from options written” on the Statement of Operations in this shareholder report.

The number of option contracts written and the premiums received by the Fund during the year ended July 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -
Options written	736	169,709
Options exercised	(175)	(30,604)
Options expired	(135)	(36,335)
Options closed	(426)	(102,770)
Options outstanding, end of period	-	$ -

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2012, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,789,138 and $6,100,465, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Montebello Partners, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until November 30, 2012, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 1.74% per annum of the Fund’s average daily net assets.   For the year ended July 31, 2012, the Advisor waived fees in the amount of $152,386.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 1.74% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.74% of average daily net assets. If Fund Operating Expenses subsequently exceed 1.74% per annum of the average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the following dates.

7/31/2013	7/31/2014	7/31/2015	Total
$ 145,704	$ 155,921	$ 152,386	$ 454,011

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

The Board has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of the Fund’s average daily net assets. The Fund will pay Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

During the year ended July 31, 2012, Gary Goldberg & Co., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. These trades were cleared through National Financial Services and Gary Goldberg & Co. received $1,382 in trade commissions.

Effective April 1, 2012, with the approval of the Board, each Fund pays its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $17,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audit committee its pro rata share of an additional $2,000 per quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Northern Lights Compliance Services, LLC  (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

GemCom, LLC (“GemCom”)

GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives customary fees from the Fund.

5.  REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 15 days.   For the year ended

July 31, 2012, the Fund assessed $1,464 in redemption fees.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

6.  DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following periods was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2012	July 31, 2011
Ordinary Income	$ 146,444	$ -
Long-Term Capital Gain	37,792	-

As of July 31, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Book/Tax	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (282,177)	$ (41,570)	$ (82,617)	$ 2,371,367	$ 1,965,003

The difference between book basis and tax basis unrealized appreciation, accumulated net investment income and accumulated net realized loss from security transactions and options transactions are primarily attributable to adjustments for the Fund’s wholly owned subsidiary and tax deferral of losses on wash sales and straddles and adjustments on partnerships and grantor trusts held by GMG-CFC.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $41,570.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds, including unlimited carryover on future capital losses.  At July 31, 2012, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Short-Term	Long-Term	Total
$ 218,397	$ 63,780	$ 282,177

Permanent book and tax differences primarily attributable to adjustments for net operating losses, resulted in reclassification for the Fund for the period ended July 31, 2012 was follows: a decrease in paid in capital of $43,590, a decrease in accumulated net investment loss of $39,071 and a decrease in accumulated net realized losses from security transactions and options transactions of $4,519.

7.  NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.

GMG Defensive Beta Fund

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Continued)

July 31, 2012

Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

8.  SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

The GMG Defensive Beta Fund

We have audited the accompanying consolidated statement of assets and liabilities of The GMG Defensive Beta Fund, a series of Northern Lights Fund Trust (the “Trust”), including the consolidated portfolio of investments, as of  , and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period September 1, 2009 (commencement of operations) through July 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of The GMG Defensive Beta Fund as of July 31, 2012, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period September 1, 2009 (commencement of operations) through July 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

September 26, 2012

GMG Defensive Beta Fund

EXPENSE EXAMPLES

July 31, 2012 (Unaudited)

As a shareholder of the GMG Defensive Beta Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the GMG Defensive Beta Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2012 through July 31, 2012.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the GMG Defensive Beta Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

GMG Defensive Beta Fund	Beginning Account Value 2/1/12	Ending Account Value 7/31/12	Expenses Paid During Period 2/1/12 – 7/31/12	Expense Ratio During Period ** 2/1/12 – 7/31/12
Actual	$1,000.00	$1,021.90	$8.75*	1.74%

	Beginning Account Value 2/1/12	Ending Account Value 7/31/12	Expenses Paid During Period 2/1/12 – 7/31/12	Expense Ratio During Period ** 2/1/12 – 7/31/12
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	$8.72*	1.74%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

**Annualized

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Unaudited)

July 31, 2012

Renewal of Advisory Agreement – GMG Defensive Beta Fund*

In connection with a regular meeting held on March 28, 2012 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between Montebello Partners, LLC (“Montebello” or the “Advisor”) and the Trust, on behalf of GMG Defensive Beta Fund (the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Advisory Agreement from the Adviser. These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and an appropriate index with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In their consideration of the renewal of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of the Advisory Agreement included the following:

Nature, Extent and Quality of Services.   The Trustees discussed the nature of Montebello’s operations, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Board then reviewed Montebello’s financial statements and concluded that the Adviser is sufficiently capitalized to meet its obligations to the Trust.  The Trustees concluded that the Adviser had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Montebello’s past performance, as well as other factors relating to its track record.  The Board noted that for 2011, the Fund’s performance lagged the average performance for funds in the Morningstar Multi-Alternative Category and the S&P 500 Index, but the Fund outperformed the category average and S&P 500 Index for the year-to-date period ended February 29, 2012. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser charges a 1.25% annual advisory fee based on the average net assets of the Fund.  The Board discussed the comparison of management fees and total operating expense data and reviewed the Fund’s advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Trustees noted that the Fund’s management fee was above the average for funds in the peer group, but lower than or in line with certain funds in the group.  The Board also noted that the Fund’s expense ratio was below the average for funds in the peer group. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, was reasonable in light of the services the Fund receives from the Adviser, the Fund’s expense limitation agreement, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board, including the Independent Trustees, considered whether there are  economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale were unlikely to be realized in the near future and consequently, were not a relevant consideration at this time.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. It also considered whether  profits are realized by the Adviser from other activities related to the Fund. The Trustees concluded that because of the Fund’s expense limitation agreement and asset levels, the Board was satisfied that the Adviser’s level of profitability from its relationship to Fund would not be excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is  reasonable and that renewal of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously renewed the Agreement.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2012

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl	Trustee	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Born in 1950	Since 2005
Gary W. Lanzen	Trustee	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Born in 1954	Since 2005

Mark H. Taylor	Trustee	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	98

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Born in 1964	Since 2007

John V. Palancia	Trustee	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	98	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)
Born in 1954	Since 2011

GMG Defensive Beta Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

July 31, 2012

Interested Trustees and Officers
Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola***	Trustee	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Born in 1952	Since 2005

Andrew Rogers	President

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
450 Wireless Blvd.	Since 2006
Hauppauge, NY 11788
Born in 1969

Kevin E. Wolf	Treasurer	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
450 Wireless Blvd.	Since 2006
Hauppauge, NY 11788
Born in 1969

James P. Ash	Secretary

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
450 Wireless Blvd.	Since 2011
Hauppauge, NY 11788
Born in 1976

Lynn Bowley	Chief Compliance	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
Born in 1958	Officer Since 2007

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.
** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds’ Distributor).

The Fund’s Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-877-464-3111 to request a copy of the SAI or to make shareholder inquiries.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-464-3111 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-464-3111.

INVESTMENT ADVISOR

Montebello Partners, LLC

75 Montebello Road

Suffern, NY 10901

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii

The board of directors of the fund has determined that the fund does not have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3)   In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2012 - $ 13,900

2011 - $ 13,500

2010 - $ 12,500

(b)

Audit-Related Fees

2012 – None

2011 – None

2010 – None

(c)

Tax Fees

2012 - $3,100

2011 - $3,000

2010 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2012 – None

2011 – None

2010 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

 2012                  2011              2010

Audit-Related Fees:

0.00%

0.00%            0.00%

                          Tax Fees:

0.00%

0.00%            0.00%

                          All Other Fees:

0.00%

0.00%

          0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                          2012 – $3,100

                          2011 – $3,000

                          2010 – $3,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

10/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

10/5/12

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

10/5/12